SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 10, 2003

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA 94588 (Address of Principal Executive Offices) (Zip Code)

(925) 241-2400
(Registrant’s Telephone Number, Including Area Code)

5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA 94568

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

Relocation of Principal Executive Offices.

Effective October 10, 2003, E-LOAN, Inc. (the “Company”) has relocated its executive offices from 5875 Arnold Road, Suite 100, Dublin, California 94568 to 6230 Stoneridge Mall Road, Pleasanton, California 94588.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: October 21, 2003